UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 20, 2007

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street

Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On September 20, 2007, Advance America, Cash Advance Centers, Inc. announced that it will be closing a total of 103 centers in Pennsylvania, Oregon, and various other states.  The related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 20, 2007, of Advance America, Cash Advance Centers, Inc., announcing that it will be closing a total of 103 centers in Pennsylvania, Oregon, and various other states.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 20, 2007

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ Patrick O’Shaughnessy
Patrick O’Shaughnessy
Chief Financial Officer and Executive Vice President

Exhibit Number	Description
99.1	Press Release, dated September 20, 2007, of Advance America, Cash Advance Centers, Inc., announcing that it will be closing a total of 103 centers in Pennsylvania, Oregon, and various other states.